Exhibit 99.2

Next Group Holdings Inc.	PURCHASE ORDER

Sabadell Financial Center 1111 Brickell Avenue Suite 2200 Miami, FL. 33131.

From NGH Inc To; InsightPOS LLC., 8228 Louisiana Blvd NE Suite A Albuquerque, NM 87113	P.O. NUMBER DATE OUR ORDER NO. YOUR ORDER NO. TERMS SALES REP SHIPPED VIA F.O.B. PREPAID or COLLECT	1002 August 19th 2016 Subject to Financing COLL

Accepted and authorized by

Name	/s/ Michael De Prado
Title	President & COO
Signature	Michael De Prado	Date 8/19/2016

			SUBTOTAL	15,000,000.00
			TAX	0.00
			FREIGHT	TBD
				$15,000,000.00
				PAY THIS AMOUNT

THANK YOU FOR YOUR BUSINESS!